ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated December 7, 2015 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference. The AST New Discovery Asset Allocation Portfolio (the Portfolio) referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and the SAI.

The Board of Trustees of the Trust recently approved: (i) replacing Security Investors, LLC (Security Investors) as a subadviser to the domestic large cap value sleeve of the Portfolio with Affinity Investment Advisors, LLC (Affinity); and (ii) replacing Vision Capital Management, Inc. (Vision Capital) as a subadviser to the domestic large cap growth sleeve of the Portfolio with Boston Advisors, LLC (Boston Advisors). These changes are expected to become effective on or about February 8, 2016. C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Associates LLC, and Thompson, Siegel & Walmsley LLC will continue to serve as subadvisers to the Portfolio.

To reflect these changes, the Prospectus and the SAI are revised as follows, effective on or about February 8, 2016:

I.	All references to Security Investors and Vision Capital are hereby deleted from the Prospectus and the SAI.

II.	The table in the “SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO - PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Prospectus relating to the Portfolio is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%

(1) The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

III.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby revised by removing all references and information pertaining to Security Investors and Vision Capital and substituting it with the information set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	Affinity Investment Advisors, LLC	Gregory R. Lai, CFA	Principal and Lead Portfolio Manager	February 2016
		Michael Petrino	Senior Portfolio Manager	February 2016
	Boston Advisors, LLC	Douglas A. Riley, CFA	Senior Vice President and Portfolio Manager	February 2016
		Michael J. Vogelzang, CFA	President and Chief Investment Officer	February 2016
		David Hanna	Senior Vice President and Portfolio Manager	February 2016

IV.	The following replaces the introductory paragraph and table in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Principal Investment Policies”:

Principal Investment Policies:

In seeking to achieve the Portfolio’s investment objective, the Manager allocates the Portfolio’s assets across eight different investment strategies. The Portfolio has three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund (referred to herein as the Liquidity Strategy). The approximate target allocation of Portfolio assets across the eight investment strategies is set forth in the table below. The allocations are subject to change by the Manager at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.

Investment Strategy	Subadviser	Approximate Allocation of Assets as of February 8, 2016
Domestic Large-Cap Core	Epoch Investment Partners, Inc.	15% - 27%
Domestic Large-Cap Value	Affinity Investment Advisors, LLC	9% - 15%
Domestic Large-Cap Growth	Boston Advisors, LLC	9% - 15%
International Equity	EARNEST Partners, LLC	0% - 10%
International Equity	Thompson, Siegel & Walmsley LLC	10% - 20%
Core Plus Fixed Income	Longfellow Investment Management Co.	5% - 15%
Core Fixed Income	C.S. McKee, LP	10% - 20%
Liquidity Strategy	Parametric Portfolio Associates LLC	5% - 10%
Other Assets	N/A	0.2% - 2%

V.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Domestic Large-Cap Value (SI)” is hereby deleted and replaced with the following:

Domestic Large-Cap Value (Affinity). Under normal market conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both US and US dollar-denominated foreign issuers, and ADRs, of companies that, when purchased, have market capitalizations that are within the range of companies in the Russell 1000 Value Index. ADRs are equity securities traded on US securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

In choosing securities for this segment of the Portfolio, Affinity primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential, or cash flows. Affinity uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax return on invested capital over time. Affinity may focus the investments for this Portfolio segment in a limited number of issuers. Affinity typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of Affinity’s expectations, among other reasons.

A portion of the assets attributable to this investment strategy may be invested in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the holdings of this Portfolio segment, to maintain exposure to the equity markets, or to increase returns. The assets attributable to this investment strategy may be invested in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (ETFs) and other mutual funds. Affinity may use these investments as a way of managing the cash position of this segment of the Portfolio, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

VI.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Domestic Large-Cap Growth (Vision Capital)” is hereby deleted and replaced with the following:

Domestic Large-Cap Growth (Boston Advisors). Under normal conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of domestically traded companies. This segment of the Portfolio invests primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations within the range of the established benchmark at the time of initial investment) that Boston Advisors believes possess the ability to generate long-term sustainable growth, have exceptional business models and are trading at reasonable valuations. For these purposes, equity securities include domestic common and preferred stock, ADRs, real estate investment trusts, and ETFs. Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Boston Advisors may sell a security if it fails to meet its initial investment criteria, if a more compelling opportunity is identified, or if the security becomes overvalued relative to the long-term expectation.

VII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS – Security Investors, LLC (SI)” is hereby deleted and replaced with the following:

Affinity Investment Advisors, LLC (Affinity) is an employee owned and independent registered investment advisor headquartered in California since 1992. As of October 31, 2015, Affinity manages approximately $1.3 billion in assets under management.

VIII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS – Vision Capital Management, Inc. (Vision Capital)” is hereby deleted and replaced with the following:

Boston Advisors, LLC (Boston Advisors) is an independent, privately held, majority employee-owned firm. Boston Advisors is headquartered in Boston Massachusetts. Boston Advisors was founded in 1982 and manages approximately $3.1 billion in assets as of October 31, 2015.

IX.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST New Discovery Asset Allocation Portfolio – Security Investors, LLC” is hereby deleted and replaced with the following:

Affinity Investment Advisors, LLC

Gregory Lai, CFA, is a Principal and Lead Portfolio Manager for Affinity and has 27 years of investment experience. He developed the firm’s quantitative stock selection, risk management, and portfolio construction models. His previous work experience includes Senior Portfolio Manager and Managing Director at Morgan Stanley Investment Management and Invesco Ltd. heading the U.S. Active Equity team. Prior, Mr. Lai was Quantitative Specialist and co-portfolio manager at Pacific Investment Management Company (PIMCO). Greg received a B.S. from UCLA and M.B.A from the University of California, Irvine’s Merage School of Business. He holds the Chartered Financial Analyst designation.

Michael Petrino is a Senior Portfolio Manager for Affinity and has 43 years of investment experience. Previous work experience includes Portfolio Manager and Executive Director at Morgan Stanley Investment Management and Invesco, Ltd., Partner at La Jolla Investment Management and Chief Investment Officer at Stockjungle.com Investment Advisors. Michael also founded two investment management firms, Matrix Capital Management and Calport Asset Management. Michael received a B.A. cum laude from Amherst College and an M.B.A. from the University of Chicago. He is a member of the NYSSA and the Society of Quantitative Analysts.

X.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST New Discovery Asset Allocation Portfolio – Vision Capital Management, Inc.” is hereby deleted and replaced with the following:

Boston Advisors, LLC

Douglas Riley, CFA, is a Senior Vice President and Director of Growth Equity Investing. As Senior Vice President and Portfolio Manager, Doug brings more than eighteen years of industry-related experience to Boston Advisors. As a member of the Institutional Equity Team, Doug has primary responsibility for the firm's growth equity strategies. Prior to joining Boston Advisors, Doug was a Vice President and Portfolio Manager at Babson United Investment Advisors. In addition to serving as Vice-Chairman of the Investment Committee, Doug managed private accounts for high net worth clients and institutional portfolios, and was instrumental in the development and implementation of a quantitatively based stock selection process. Doug earned a B.S. degree in Business Administration and Finance from Emory University and a M.B.A. degree from Northeastern University. Doug holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analysts Society.

Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors, a boutique investment management firm that provides custom institutional and private wealth investment management services and manages the Broad Allocation Strategy, a global tactical allocation fund. Michael has managed Boston Advisors since 1997 and led the firm's management buyout in 2006. As President and CIO, he is responsible for overseeing the firm’s equity, fixed income and alternative investment activities, risk management strategy, and general business practices. In his role as the firm's Managing Member, he also chairs the independent Board of Directors. Professionally, Michael served as the President and Trustee of the multi-billion dollar Boston Advisors Trust, a family of money market mutual funds. He also held the role of President of the Lebenthal Funds, a taxable and tax-exempt family of long-term bond funds. He served as a board member for Advest, Inc., the one-time parent company of Boston Advisors. Prior to Boston Advisors, Michael held senior positions with Freedom Capital Management and Shawmut Investment Management, and he began his investment career at The Boston Company. Michael serves on the investment committee of the Barnabas Foundation, a large Chicago-based planned giving and estate planning charitable organization, investing on behalf of faith-based organizations. Michael earned a B.A. degree in economics and political science from Calvin College in Grand Rapids, MI and attended Boston University's Graduate School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society. As an investment strategist, he is frequently invited to speak at industry conferences, interview in the financial media, and contribute articles to portfolio management journals.

David Hanna is Senior Vice President and Director of Institutional Portfolio Management at Boston Advisors, a boutique investment management firm that provides custom institutional and private wealth investment management services. As Director of Institutional Portfolio Management, David oversees the firm’s equity and alternative investment activities. He also serves as lead portfolio manager for the firm’s small-cap value strategy and is a member of the portfolio team managing the firm’s global tactical asset allocation (GTAA) strategy, where he focuses on commodities and currencies.

David has specific expertise in the areas of quantitative research and alternative investments. He contributes to the development of the firm’s proprietary, quantitative models, specifically the stock selection, asset class selection, market profiling and risk assessment models. He also directs decisions around alternative investments, including alternative asset class allocations, hedging and derivatives. David has more than 20 years of industry related experience. Prior to joining the firm, he was a senior portfolio manager in the Global Hedge Fund Strategies Group of State Street Global Advisors (SSgA.) He was with SSgA from 1997 to 2005, working in both the firm’s Boston and London offices. Prior to SSgA, he was Vice President, Quantitative Analysis, at Standish, Ayer & Wood from 1992-1997. Prior to that, he worked in proprietary trading, small-cap portfolio management and portfolio insurance. David earned a B.S. degree in finance from the Pennsylvania State University in 1987 and completed an honors degree with a thesis on derivatives hedging entitled, "Portfolio Insurance - A Simulation Using Binomial Option Pricing Theory." He also attended the Institute Universitaire de Technologie in Nice, France, focusing on European business. As an investment strategist, he is frequently invited to speak at industry conferences, interview in the financial media, and contribute articles to portfolio management journals.

XI.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST New Discovery Asset Allocation Portfolio	contractually limit Portfolio expenses to 1.08% and contractually waive 0.013% of the investment management fee

AST New Discovery Asset Allocation Portfolio: The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2016. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

XII.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to Security Investors and Vision Capital with respect to the Portfolio and substituting it with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST New Discovery Asset Allocation Portfolio	Affinity Investment Advisors, LLC

0.25% of average daily net assets to $75 million;

0.225% of average daily net assets over $75 million to $150 million;

0.20% of average daily net assets over $150 million to $250 million; and

0.19% of average daily net assets over $250 million.

Boston Advisors, LLC

0.325% of average daily net assets to $50 million;

0.225% of average daily net assets over $50 million to $100 million;

0.20% of average daily net assets over $100 million to $250 million; and

0.185% of average daily net assets over $250 million.

XIII.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to Security Investors and Vision Capital with respect to the Portfolio and substituting it with the information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
Affinity Investment Advisors, LLC	Gregory R. Lai, CFA	1/$591,000	1/$464,000	268/$1,300,000,000 1/$8,300,000	None
	Michael Petrino	1/$591,000	None	268/$1,300,000,000 1/$8,300,000	None

Boston Advisors, LLC	Douglas A. Riley, CFA	4/$993,296,379	6/$160,353,122	20/$234,140,615	None
	Michael J. Vogelzang, CFA	8/$1,571,067,193	6/$160,353,122	159/$392,701,909	None
	David Hanna	7/$1,363,125,921	6/$160,353,122	45/$160,565,315	None

XIV.	In Part I of the SAI, in the section entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS –

COMPENSATION AND CONFLICTS OF INTEREST”, the existing discussions pertaining to Security Investors and Vision Capital are hereby deleted and the following new discussions pertaining to Affinity and Boston Advisors are hereby added to the section:

Affinity Investment Advisors, LLC

COMPENSATION. The portfolio managers are paid a base salary and a discretionary bonus. Portfolio managers are eligible for equity ownership, which is determined solely by the discretion of Affinity’s directors, and is intended to reward the efforts of employees through a tie-in to the long term success of the firm.

CONFLICTS OF INTEREST. In addition to sub-advising the Fund, the Sub-Adviser manages assets for other separately managed accounts and another 40 Act Fund. Many of the Sub-Adviser’s clients participate in investment programs that have investment objectives, policies and strategies that are substantially similar to the Fund. Other clients of the Sub-Adviser may have differing investment programs, objectives, policies and strategies. In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or the Sub-Adviser could receive performance-based fees on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Sub-Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, a portfolio manager may recommend or cause a client to invest in a security or other instrument in which another client of the Sub-Adviser has an ownership position. The Sub-Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the portfolio manager seeks to purchase or sell the same security or other instrument for multiple client accounts, the Sub-Adviser may aggregate, or bunch, these orders where the portfolio manager deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities or other instruments purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

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Boston Advisors, LLC

COMPENSATION. Portfolio Managers listed above who are directly responsible for service to the Fund receive a base salary and bonus. Additionally, each member named above has an equity ownership interest in Boston Advisors. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given and are dependent upon individual contribution to firm profitability and overall firm-wide profitability. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts.

CONFLICTS OF INTEREST. Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”) in addition to mutual funds, each of which may have distinct investment objectives, some similar to the Fund and others different. Managing multiple accounts will typically present a conflict of interest. For example, at times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. Also, Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. Additionally, Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund or Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

To mitigate these inherent conflicts of interest, Boston Advisors has adopted policies designed to address the potential conflicts of interest. Specifically, Boston Advisors has adopted trade aggregation and rotation policies designed for fair and equitable treatment across all client accounts. Additionally, the Compliance department conducts surveillance to detect incidents of preferential treatment that may occur for more favored clients. Also, Boston Advisors has appointed a soft dollar committee to oversee all aspects of Boston Advisors’ soft dollar practices and a best execution committee who routinely reviews the execution quality of large institutional accounts to ensure consistency in quality and cost.

Further, all institutional client accounts, including the Fund, receive the same access to personnel, services, research and advice. Our institutional investment process is designed to benefit all client accounts. All institutional accounts are managed by a member(s) of the institutional team, each of which rely on the same institutional investment process. The institutional investment process uses research which is shared firm-wide for all products and accounts. Finally, because trades placed for the Fund will be block traded with the other institutional Large Cap Growth accounts they are averaged price so that no account receives preferential treatment.

To avoid conflicts associated with accounts that have performance based fees, Boston Advisors does not manage accounts which have performance based fees.

XV.	In Part II of the SAI, in the section entitled “APPENDIX II: Proxy Voting Policies Of The Subadvisers”, the existing discussions pertaining to Security Investors and Vision Capital are hereby deleted and the following new discussions pertaining to Affinity and Boston Advisors are hereby added to the section:

Affinity Investment Advisors, LLC

Proxy Voting Policy

The Client will retain discretion with respect to voting proxies, or will delegate discretion with respect to voting such proxies to a third party. The Custodian Bank of the Account will forward to the Client or its designee (including Affinity if Client delegates to the discretion to vote such proxies) any proxy materials it receives that pertains to the securities in the Account.

In the event Client delegates proxy voting discretion to Affinity then, unless otherwise given specific instructions in writing by Client, Affinity shall vote all proxies according to Glass Lewis & Co.’s Proxy Paper and Investment Manager Guidelines (Guidelines). The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The Guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors on behalf of Clients. The Guidelines will encourage the maximization of return for such Clients through identifying and avoiding financial, audit and corporate governance risks.

Affinity shall retain originals or copies of proxy materials it receives and a record of how it voted through Broadridge’s, (a third-party provider) Proxy Edge platform. In addition, other than forwarding to Client any materials received by Affinity with respect to legal actions (such as notices of bankruptcy and class action suits) pertaining to assets in the Account, Affinity will take no actions with respect to such legal actions, which remains the responsibility of the Client. Affinity will be responsible for voting with respect to corporate actions, such as tender offers and rights offering, involving the securities in the Account. The potential for conflicts of interests with respect to proxy votes is mitigated as result of the firm’s adoption of the Guidelines of a third-party provider.

Affinity is not required to vote every client proxy and refraining from voting should not necessarily be construed as a violation of Affinity’s fiduciary obligations.  Affinity shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

The portfolio management team shall be responsible for making voting decisions with respect to all client proxies, where a proxy is not voted in accordance with Glass Lewis recommendations.  Such decisions shall be in writing and provided to the Chief Compliance Officer who will then ensure that such proxy votes are submitted in a timely manner.

Upon request, Affinity will provide any client a copy of the Guidelines along with detailed information on how individual proxies were voted.

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Boston Advisors, LLC
Summary of Proxy Voting Policies and Procedures

I. INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II. STATEMENTS OF POLICIES AND PROCEDURES

A. Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies in an unbiased manner. All proxy votes are ultimately cast on a case-by-case basis, taking into account the recommendations made by Egan Jones.

B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non- routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan- Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•         We may obtain instructions from the client on how to vote the proxy.

•         If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C. Limitations on Our Responsibilities

1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3. Special Client Considerations.

a. Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, other than Egan Jones provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We also may rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP10